Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

This section contains a description of the capital stock of Planet 13 Holdings Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”). The following summary of the terms of our capital stock is not meant to be complete and is qualified by reference to our articles of incorporation (“Articles of Incorporation”) and our bylaws (“Bylaws”).

Our authorized capital stock currently consists of 1,500,000,000 shares of common stock, with no par value (“Common Stock”) and 50,000,000 shares of preferred stock, with no par value.

Common Stock

Voting Rights

On matters submitted to the stockholders of the Company, the holders of Common Stock will be entitled to one vote for each share held. No stockholder has any right or will be permitted to cumulate votes in any election of directors. Except as otherwise provided by law or by our Articles of Incorporation, our Bylaws or any preferred stock designation, the majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought before stockholders for approval, provided that directors are elected by plurality of the votes cast.

Dividend Rights

Holders of Common Stock are entitled to receive any dividends declared by our board of directors out of funds legally available therefor. Under Nevada law, except as provided in its articles of incorporation, a company may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the company would be able to pay its debts as they become due in the usual course of business and, except as otherwise specifically allowed by its articles of incorporation, the company’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the company were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Liquidation Rights

In the event of any liquidation or dissolution of the Company, all assets of the Company legally available for distribution after payment or provision for payment of (i) all debts and liabilities of the Company, (ii) any accrued dividend claims and (iii) liquidation preferences of any outstanding preferred stock, will be distributed ratably, in cash or in kind, among the holders of Common Stock.

Other Rights

Our Common Stock does not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to Common Stock except for the Company Redemption right described below under “Regulatory Matters”.

Preferred Stock

Our Articles of Incorporation give our board of directors (the “Board”) the express authority, without further action of the stockholders, to issue shares of preferred stock from time to time and to establish from time to time the number of shares to be included in each such class or series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued class or series of preferred stock, and the treatment in the case of a merger, business combination transaction, or sale of the Company’s assets, and to increase or decrease the number of shares of any class or series so created subsequent to the issue of that class or series but not below the number of shares of such class or series then outstanding. All the shares of any one series of the preferred stock shall be identical in all respects.

Anti-Takeover Effects of Nevada Law and Provisions of our Articles of Incorporation and our Bylaws

In addition to the Board’s ability to issue preferred stock without further action of the stockholders, as described above, Nevada law and our Articles of Incorporation and Bylaws contain provisions that may delay, defer or discourage another party from acquiring control of us as described below.

Advance Notice Provisions

Our Bylaws provide that a stockholder proposal or nomination of a director by stockholders to the Board may be considered at a meeting of stockholders if such proposal or nomination is properly requested to be brought before such meeting by a stockholder in accordance with our Bylaws, which require, among other requirements, that the proposal or nomination be delivered to the secretary of the Company not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the stockholder, the number of shares directly or indirectly held by the stockholder and any other information relating to the stockholder, beneficial owner or a control person of the stockholder that would be required to be disclosed in a proxy statement.

Stockholder Action by Written Consent

Nevada law allows for written consent resolutions by stockholders is deemed to be valid and effective as if it had been passed at a meeting of stockholders as long as it satisfies all of the requirements Nevada law and the articles of incorporation of the corporation. Our Articles of Incorporation and our Bylaws provide that any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a unanimous consent in writing, setting forth the action so taken, shall be signed by holders of all of the issued and outstanding shares of the relevant class(es) or series of stock of the Company (other than treasury stock) entitled to vote thereon. Our Articles of Incorporation provide that any amendment to the provision relating to action by written consent of stockholders shall be effective only upon the affirmative vote of the holders of capital stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of directors.

Calling of Stockholder Meetings

Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, the entire board of directors, any two directors, or the president may call annual or special meetings of the stockholders. Our Bylaws provide that a special meeting of the stockholders may be called by the Board, the chair of the Board or by stockholders holding at least a majority of the voting power of the outstanding shares of the Company then entitled to vote on the matter or matters to be brought before the special meeting.

Vacancies and Removal of Directors

Under Nevada law, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. The Articles of Incorporation provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director entitled to vote thereon, and if any such vacancies are not filled by the remaining director or directors, then such vacancy may be filled by the stockholders.

Under Nevada law, stockholders may remove a director before the expiration of the director’s term of office by a resolution passed by at least two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Amendment of Articles of Incorporation or Bylaws

Under Nevada law, every amendment to the articles of incorporation must be made in the following manner:

a.

the board of directors must adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment.

b.

at the meeting, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. The amendment does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment. Different series of the same class of shares do not constitute different classes of shares for the purpose of voting by classes except when the series is adversely affected by an amendment in a different manner than other series of the same class.

The Articles of Incorporation permit the Company to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner, and subject to approval by stockholders as, now or hereafter prescribed by Nevada law; provided that any amendment to the provisions that relate to the exclusive forum for disputes described below and the stockholder action by written consent described above shall be effective only upon the affirmative vote of the holders of Common Stock and preferred stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of directors.

Nevada law permits amendments to the bylaws to be made solely by the board of directors of the corporation. Our Bylaws specifically provide that our the Board or stockholders may amend the Bylaws, provided, however, in the case of amendments by stockholders, such action must be approved by two-thirds of the votes cast by shares present and entitled to vote, in person or by proxy.

Business Combinations

Nevada law generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved by the board of directors before the person first became an interested stockholder, or the combination is approved by the board of directors and by the affirmative vote of the holders of stock representing at least 60% of the outstanding voting power of the resident domestic corporation not beneficially owned by the interested stockholder. This prohibition does not apply after the expiration of four years from when such person first became an interested stockholder.

Control Share Acquisitions

Nevada law limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest. Under Nevada law, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person. Our Articles of Incorporation do not contain any specific provisions that depart from the provisions of Nevada law and our Bylaws expressly elect not to be governed by these provisions of Nevada law.

Exclusive Forum for Disputes

Our Articles of Incorporation provide that unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County of the State of Nevada (the “Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company, any director or the Company’s officers or employees arising pursuant to any provision of Nevada law, Chapter 92A or our Articles of Incorporation or our Bylaws, or (iv) any action asserting a claim against the Company, any director or the Company’s officers or employees governed by the internal affairs doctrine, except, as to each of clauses (i) through (iv) above, for any claim as to which the Court determines that there is an indispensable party not subject to the jurisdiction of the Court (and the indispensable party does not consent to the personal jurisdiction of the Court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court, or for which the Court does not have subject matter jurisdiction. Our Articles of Incorporation provide that any amendment to the provision relating to action by written consent of stockholders shall be effective only upon the affirmative vote of the holders of capital stock then outstanding representing two-thirds or more of the votes eligible to be cast in an election of directors.

Limitations on Liability and Indemnification of Officers and Directors

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable under Nevada law for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. With respect to actions by or in the right of the corporation, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person is not liable under Nevada law for failing to exercise his or her power in good faith and with a view to the interests of the corporation (and in deciding upon matters of business on an informed basis) or acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Under Nevada law, a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

Under our Bylaws, the Company must indemnify any director, officers, employee or agent of the Company against any claim, action, suit, proceeding, arbitration or governmental investigation against expenses (including attorneys’ fees, judgments, fines and amounts paid or owed in settlement actually and reasonably paid or rendered or levied against the person if acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Regulatory Matters

Our Articles of Incorporation contains certain provisions (the “Regulatory Compliance Provisions”), which are designed to allow the Company to ensure compliance with, and maintenance of, its licenses relating to its cannabis operations. The Regulatory Compliance Provisions include a discretionary right to force a share transfer to a third party and/or a discretionary redemption right in favor of the Company.

The purpose of the Regulatory Compliance Provisions are to provide the Company with a means of protecting itself from (a) a stockholder or a group of stockholders acting jointly or in concert (which determination may be made by the Board), with an ownership interest of, whether of record or beneficially (or having the power to exercise control or direction over) of 5% or more of the issued and outstanding shares of any class or series of the capital stock of the Company or the capital stock, member’s interests or membership interests, partnership interests or other equity securities of any affiliate of the Company (“Equity Securities”), or such other lesser percentage as is determined in good faith by the Board from time to time, and: (i) who a governmental authority granting licenses to, or otherwise governing the operations of the Company or its subsidiaries, has determined to be unsuitable to own any of the Equity Securities; (ii) whose ownership or control of any of the Equity Securities may reasonably result in the loss, suspension, revocation or non-renewal (or similar action) with respect to any licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers and entitlements issued by a governmental authority relating to the Company’s or its subsidiaries’ conduct of business (being the conduct of any activities relating to the cultivation, manufacturing and dispensing of cannabis and cannabis-derived products in the United States, which include the owning and operating of cannabis licenses) (collectively, the “Licenses”) or in the Company or an affiliate being unable to obtain any new Licenses in the normal course, all as determined by the Board; or (b) any person or entity: (i) who has not been determined by the applicable regulatory authority to be an acceptable person or otherwise have not received the requisite consent of such regulatory authority to own Equity Securities, in each case within a reasonable time period acceptable to the Board or prior to acquiring any Equity Securities, as applicable; or (ii) who is deemed likely, in the sole discretion of the Board, to: (A) preclude or materially delay, impede, threaten or jeopardize any License held by the Company or any of its affiliates or the Company or its affiliates’ application for, right to the use of, entitlement to, or ability to retain or any License, (B) cause or otherwise result in, the disapproval, cancellation, termination, material adverse modification or non-renewal of any material contract to which the Company or its subsidiaries is a party, or (C) cause or otherwise result in the imposition of any materially burdensome or unacceptable terms or conditions on any License of the Company or any of its affiliates (in each case, an “Unsuitable Person”).

The Regulatory Compliance Provisions provide that, at the option of the Company and at the sole discretion of the Board, any Equity Securities owned or controlled by an Unsuitable Person may be either redeemed by the Company (a “Redemption”) or required to be transferred to a third party (a “Transfer”).

In the case of a Redemption, the Company will send a written notice to the holder of the Equity Securities called for Redemption, which will set forth: (i) the date on which the Redemption is to occur, (ii) the number of Equity Securities to be redeemed on such date, (iii) the price to be paid for such redeemed Equity Securities or the formula pursuant to which such price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer, and (v) any other requirement of surrender of the Equity Securities to be redeemed. In the case of a Transfer, the Company will send a written notice to the holder of the Equity Securities in question, which will set forth: (i) the date on which the Transfer is to occur, (ii) the number of Equity Securities to be transferred on such date, (iii) the price to be paid for such transferred Equity Securities or the formula pursuant to which such price will be determined and the manner of payment therefor, (iv) the place where such Equity Securities (or certificate therefor, as applicable) must be surrendered, or accompanied by proper instruments of transfer, and (v) any other requirement of surrender of the Equity Securities to be transferred, which may without limitation include a requirement to dispose of the Equity

Securities via the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading, if any, to a person who would not be in violation of the Regulatory Compliance Provisions.

The price per Equity Security in the case of both a Redemption and a Transfer shall be determined in the sole discretion of the Board, but not less than 95% of the lesser of: (i) the closing market price of the Equity Securities on the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading; (ii) the five-day volume weighted average price of the Equity Securities on the Canadian Securities Exchange or the then principal securities exchange on which the Equity Securities are listed or quoted for trading, for the five trading days immediately prior to the closing of the Redemption or Transfer (or the average of the last bid and last asking prices if there was no trading on the specified dates), (iii) if such Equity Securities are not then listed for trading on the Canadian Securities Exchange or another securities exchange, then the mean between the representative bid and the ask price as quoted by another generally recognized reporting system, (iv) if such Equity Securities are not so quoted, then the average of the highest bid and lowest ask prices on such day in the domestic over-the-counter market as reported by Pink OTC Markets Inc. or any similar successor organization, and (v) if such Equity Securities are not quoted by any recognized reporting system, then the fair value thereof, as determined in good faith and in the reasonable discretion of the Board.

The Regulatory Compliance Provisions also provide that any newly elected or appointed director or officer of, or nominee to any such position with, the Company, who is required to qualify pursuant to applicable law or by regulatory authorities may not exercise any powers of the office to which such individual has been elected, appointed or nominated until such individual has been found qualified to hold such office or position by the applicable regulatory authorities in accordance with applicable law or the regulatory authorities permit such individual to perform duties and exercise powers relating to any such position pending qualification, with the understanding that such individual will be immediately removed from such position by the Board if the applicable regulatory authority determines that there is reasonable cause to believe that such individual may not be qualified to hold such position.